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                                                                    EXHIBIT 99.1

                                    CONSENT

     The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to being named in the Registration Statement on Form S-3, File No. 333-40863, of Moog Inc. as about to become a director of Moog Inc., the Registrant.


                                                        /s/ Kraig H. Kayser
                                                        ------------------------
                                                        Name: Kraig H. Kayser

Dated: 1/5/98
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